UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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                                       American Bio Medica Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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122 Smith Road

Kinderhook, New York 12106

April 25, 2014

Dear Fellow Shareholder:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders of American Bio Medica Corporation (the “Company”) on Thursday, June 19, 2014, at 10:00 a.m. at the Company’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106 (the “Annual Meeting”).

In addition to the formal items of business to be conducted at the Annual Meeting, management will report on the operations and activities of the Company and you will have an opportunity to ask questions. Directors and officers of the Company will be present to respond to any questions you may have.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when you vote your shares.

It is important that your stock be represented at the meeting. Whether or not you plan to attend the meeting in person, we hope that you will vote on matters to be considered. You may vote your proxy via the Internet or by telephone. If you received a printed copy of your proxy materials, you may also vote by mail by signing, dating and returning your proxy card in the envelope provided.

On behalf of the Board of Directors and the employees of American Bio Medica Corporation, I thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

Melissa A. Waterhouse
Interim Chief Executive Officer
Interim Chief Financial Officer

122 Smith Road

Kinderhook, New York 12106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS & NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Date:	June 19, 2014
Time:	10:00 a.m., Eastern Standard Time
Place:	Company’s Corporate Offices
122 Smith Road
Kinderhook, New York 12106

At our 2014 Annual Meeting, we will ask you to:

1. Elect two (1) “Class II” directors for three (3) year terms commencing upon their election and until their successor shall be elected and duly qualified (the terms of office of the other directors do not expire until 2015 or 2016). The following directors are being nominated:

Edmund M. Jaskiewicz

Jean Neff

2. Ratify the selection by the Company’s Audit Committee of Liggett, Vogt & Webb, P.A. as the Company’s independent registered public accounting firm for the year ended December 31, 2014.

3. Transact any other business as may properly come before the Annual Meeting.

You may vote at the Annual Meeting if you were a shareholder of American Bio Medica Corporation at the close of business on April 21, 2014, the record date.

By Order of the Board of Directors

Kinderhook, New York	Melissa A. Waterhouse
April 25, 2014	Interim Chief Executive Officer
Interim Chief Financial Officer

You are cordially invited to attend the Annual Meeting. Our Board strongly encourages you to exercise your right to vote. Your vote is important. Voting early helps ensure that we receive a quorum of shares necessary to hold the annual meeting. Please sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope, or follow the instructions on the proxy card for internet and telephone voting. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 19, 2014

Our financial and other information is contained in our Annual Report on Form 10-K for the year ended December 31, 2013. Pursuant to rules promulgated by the United States Securities and Exchange Commission, we have elected to provide access by notifying you of the availability of our proxy materials on the Internet. This proxy statement and our Form 10-K for the year ended December 31, 2013, are available at our web site at http://www.abmc.com/investor/proxy2014.html.

122 Smith Road

Kinderhook, New York 12106

PROXY STATEMENT

General

American Bio Medica Corporation is a New York corporation (the “Company”). The term “Annual Meeting”, as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card to vote, or you may cast your vote via telephone or the Internet. This process is described below in the section titled “Voting”.

We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about May 19, 2014 to all shareholders entitled to vote. In this mailing, we are also including our Annual Report on Form 10-K for the year ended December 31, 2013, however, the Annual Report is not part of the proxy solicitation material.

Shareholders entitled to vote; Record Date

If you owned common stock of the Company at the close of business on April 21, 2014, (the “Record Date”), you are entitled to vote at the Annual Meeting, or any adjournments thereof. On the Record Date, the Company had one class of voting shares outstanding – common shares, $.01 par value per share (“common shares”) and there were 23,168,155 shares of common stock outstanding and no shares of preferred stock outstanding.

Procedure for Submitting Shareholder Proposals

Shareholder nominations for directors and/or shareholder proposals for the next Annual Meeting of Shareholders must be received by the Company in writing on or before December 26, 2014, must not exceed 500 words, and must otherwise comply with the requirements of Rule 14a-8 adopted pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) in order to be included in the Company’s proxy statement for the 2015 Annual Meeting of Shareholders.

With respect to shareholder proposals and director nominations for the 2015 Annual Meeting of Shareholders that are not to be included in the proxy statement, these proposals must be received by the Company at the above address no earlier than January 28, 2015 and no later than March 13, 2015.

The Company has not received any shareholder proposals or shareholder nominations for directors for this Annual Meeting.

Voting

You are entitled to one vote at the Annual Meeting for each common share of the Company that you owned as of the Record Date. The number of shares you own (and may vote) is listed on your proxy card. You can vote your shares using one of the following methods:

Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting. If your shares are not registered in your own name, you will need appropriate documentation to confirm your ownership to vote at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of the Company.

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Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Submitting Proxies Via the Internet or by Telephone. Many shareholders who hold their shares through a broker or bank may have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name”, you should check the voting instruction card that has been provided to you by your broker and follow the instructions that have been provided for Internet or telephone voting on that card.

You are invited to attend the meeting; however, to ensure your representation at the meeting, you are urged to vote via the Internet or telephone, or mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she has voted via the Internet or telephone, or returned a proxy card. By voting in person, you automatically revoke any prior proxy given by Internet, telephone or proxy card.

For the election of directors, the nominee who receives the most votes for the seat will be elected to the one (1) available membership on the Board (i.e. by a plurality of votes cast). If you return a signed proxy form indicating your abstention or attend the Annual Meeting but choose to abstain from voting on any proposal (revoking your proxy), you will be considered present at the Annual Meeting and not voting in favor of the proposal. Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal.

Holders of common shares are not entitled to cumulative voting rights.

Effect of Broker Non-Votes

Certain shareholder nominees (such as brokers, banks and other nominees) have the discretion to vote on routine matters, such as the ratification of the selection of our independent registered public accounting firm, unless you instruct otherwise; but they do not have authority to vote on non-routine matters, such as the election of directors.

A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. “Broker non-votes” are not counted as votes for or against the proposal in question or as abstentions, and are not counted to determine the number of votes present for the particular proposal.

If your broker holds shares in your name and delivers this proxy statement to you, the broker is entitled to vote your shares on Proposal 2; Ratification of Independent Registered Public Accounting Firm, even if the broker does not receive voting instructions from you. Without your instructions, the broker is not entitled to vote your shares on Proposal 1; Election of Directors. We encourage you to provide instructions to your broker, bank or other nominee. This ensures your shares will be voted at the meeting.

A broker non-vote would have no effect on the outcome of Proposal 1 because only a plurality of votes cast is required to elect a director.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.

Revocability of Proxy/Dissenter’s Right of Appraisal

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Corporate Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated no later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting or abstaining in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corporate Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

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The Board is not proposing any action for which the laws of the State of New York, our Certificate of Incorporation and/or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Solicitation of Proxies

The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company may solicit proxies by mail, telephone, and other electronic forms of communication or in person without additional compensation.

The Company will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective banks, brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. Broadridge Financial Solutions, Inc. has been retained to assist in soliciting proxies at a fee of approximately $6,000 including distribution costs and other costs and expenses.

Householding of Proxy Materials

The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two (2) or more of our shareholders reside, if we believe that the shareholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its shareholders as it reduces the volume of duplicate information received at a shareholder’s house and helps reduce our expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instructions forms. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

Proposal No. 1

Election of Directors

General

The current bylaws of the Company allow for a classified or staggered board. The Company’s Board of Directors is divided into three classes serving staggered terms. During the year ended December 31, 2013, the Company’s Board of Directors was fixed at five (5) members. As of the date of this report however, there are only (4) members with one vacancy that has not yet been filled. On October 30, 2013, the Company was notified that Stan Cipkowski, one of its board members and the Company’s then Chief Executive Officer (“CEO”) / Chief Financial Officer (“CFO”), was unable to continue serving on the Company’s Board of Directors (or as the Company’s CEO/CFO). Subsequently, on November 1, 2013, the Company was notified of Mr. Cipkowski’s death.

Two (2) of the five (5) board seats have terms expiring in 2014. The terms of office of the other directors/board seats do not expire until 2015 or 2016. The directors whose terms of office expire at this Annual Meeting are Edmund M. Jaskiewicz and Jean Neff.

The Board of Directors, upon the recommendation of the Nominating Committee has nominated Edmund M. Jaskiewicz and Jean Neff to serve as directors until the 2017 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board of Directors. If either of the nominees should become unavailable to serve, the proxy may be voted for the election of such substitute nominee(s) as may be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will be unable to serve if elected.

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Name	Age	Term Expires	Position(s) held	Director Since
Edmund M. Jaskiewicz	90	2017	Director, President and Chairman of the Board	1992
Jean Neff	71	2017	Director and Corporate Secretary	2008

The principal occupation and business experience during at least the last five (5) years of the nominees for election as director are set forth below.

Edmund M. Jaskiewicz has been one of our directors since 1992 and served as our Chairman of the Board of Directors from 1992 until 1999. He was appointed President in September 2003 and was re-appointed Chairman of the Board in September 2004 and continues to serve in that capacity. Mr. Jaskiewicz is a lawyer-engineer. He has practiced international patent and corporate law as a sole practitioner since 1963. He received his J.D. in 1952 from George Washington University Law School and his B.S. in Engineering from the University of Connecticut in 1947. Mr. Jaskiewicz’s more than 20 years of Board membership and in-depth knowledge of the Company’s drugs of abuse products and intellectual property position make him well qualified as a member of the Board.

Jean Neff was appointed to our Board of Directors in February 2008 and, until her retirement in early 2014, she was the Sr. Vice President Mid-Atlantic Region of Solstas Lab Partners. She served as the Sr. Vice President of New Business Development of the Occupational Testing Services division of Laboratory Corporation of America, from 1991 until 2007. She received her B.S. in Biology from Mercer University in 1964. Ms. Neff provides decades of experience in administration, sales and management making her well qualified as a member of the Board.

The Board of Directors unanimously recommends a vote “FOR” the nominees for election as directors.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Directors that are not nominees

The Company’s Board of Directors currently consists of four (4) members (as one of the board seats remains vacant since the untimely death of Stan Cipkowski in late 2013). Two (2) of the four (4) members are being nominated for election at this Annual Meeting, and the principal occupation and business experience during at least the last five (5) years of the nominees are presented above. The other two (2) members that are not nominees at this year’s Annual Meeting and their terms are as follows:

Name	Age	Term Expires	Position(s) held	Director Since
Richard P. Koskey	74	2015	Director	2003
Carl A. Florio	64	2016	Director	2004

The principal occupation and business experience during at least the last (five) 5 years of each of these directors are set forth below:

Richard P. Koskey was appointed to our Board of Directors in October 2003. Mr. Koskey brings over 30 years of financial experience as a Certified Public Accountant. Since 1975, he has been a managing principal of Pattison, Koskey, Howe & Bucci, P.C., a regional accounting firm. Mr. Koskey received his B.A. from Duke University in 1963. Mr. Koskey’s extensive knowledge of complex financial accounting and operational issues relevant to the Company’s business makes him well qualified as a member of the Board.

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Carl A. Florio joined our Board of Directors in August 2004 and is currently the Vice Chairman of Paradigm Capital Management, Inc. From 2005 to 2008, Mr. Florio served as Regional President – Eastern New York of First Niagara Financial Group, Inc. (NASDAQ:FNFG). Mr. Florio served as President and CEO of Hudson River Bancorp, Inc. from 1996 until 2005 when Hudson River BanCorp, Inc. was acquired by First Niagara Financial Group. Mr. Florio received his B.S. in public accounting from the State University of New York at Albany in 1971. Mr. Florio serves as a member of the Board of Directors of First Niagara Financial Group. As of the date of this prospectus, the Company has credit facilities in place with First Niagara Financial Group; however, Mr. Florio is not directly involved in any transactions related to our credit facilities with First Niagara Financial Group. Mr. Florio is well qualified as a member of the Board due to his substantial knowledge and many years leading significant financial institutions, brining transactional expertise in equity offerings, bank financings and mergers and acquisitions, as well as public company corporate controls and governance.

Information Related to Non-Employee Director Stock Options Outstanding as of December 31, 2013

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
	10,000	0	$1.74	01/28/14
	141,500	0	$1.08	6/30/14
Edmund M. Jaskiewicz	50,000	0	$0.20	07/01/19
	50,000	0	$0.07	07/01/20
	50,000	0	$0.13	07/01/21
	99,000	51,000	$0.18	04/20/22
Richard P. Koskey	54,000	0	$1.09	06/15/14
	29,000	0	$0.86	07/07/15
Carl A. Florio	20,830	0	$1.06	07/29/14
	29,000	0	$0.86	07/07/15
Jean Neff	0	0	NA	NA

1)	Includes options exercisable within 60 days of April 25, 2014.

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COMPENSATION OF DIRECTORS

DIRECTOR COMPENSATION(1)
Name	Fees Earned or Paid in Cash ($)(2)		Option Awards ($)	All Other Compensation ($)		Total ($)
Edmund M. Jaskiewicz, Chairman of the Board	$5,000	3)	$0	$2,340	(4)	$7,340	(5)
Richard P. Koskey, Director	$8,750	(6)	$0	$0		$8,750
Carl A. Florio, Director	$8,750	(6)	$0	$0		$8,750
Jean Neff, Director	$5,000	7)	$0	$0		$5,000

1) There were no Stock Awards, Non-Equity Incentive Plan Compensation, or Non-Qualified Deferred Compensation Earnings issued or earned by members of the Board of Directors in the year ended December 31, 2013. These columns have been omitted.

2) This figure does not include any reimbursed out of pocket expenses related to a Director’s attendance at a meeting of the Board of Directors or committee of the Board of Directors.

3) Fees paid in the amount of $5,000 for attendance of two (2) regularly scheduled in person Board of Directors’ meetings (one of which was the September 2013 meeting), and telephonic attendance of one (1) regularly scheduled meeting of the Board of Directors. Mr. Jaskiewicz also attended one (1) special meeting of the Board of Directors telephonically and one (1) special telephonic meeting for which he did not receive compensation.

4) Although no amounts were paid to Mr. Jaskiewicz in the year ended December 31, 2013 for reimbursed expenses or for services as patent and trademark counsel to the Company, there were amounts billed by Mr. Jaskiewicz for the year ended December 31, 2013. Specifically, Mr. Jaskiewicz billed the Company for $2,340 in reimbursable expenses related to board meeting attendance.

5) At December 31, 2013, there were invoices totaling $32,326 payable to Mr. Jaskiewicz and $124,000 in subordinated debt. Under the Subordination Agreement with Imperium, the Jaskiewicz Debt is not payable, is junior in right to the Imperium Line of Credit and no payment may be accepted or retained by Mr. Jaskiewicz unless and until the Company has paid and satisfied in full any obligations to Imperium. Furthermore, the Jaskiewicz Debt was assigned and transferred to Imperium as collateral for the Imperium Line of Credit.

6) Includes fees actually paid in the amount of $7,500 for attendance of four (4) regularly scheduled, in person meetings of the Board of Directors (one of which was the September 2013 meeting) and deferred compensation of $1,250 related to attendance of the December 2013 board meeting. Mr. Koskey and Mr. Florio also attended two (2) special meetings of the Board of Directors for which they did not receive compensation.

7) Includes fees paid for attendance of two (2) regularly scheduled, in person meetings of the Board of Directors. Ms. Neff also attended two (2) special meetings of the Board of Directors telephonically, for which she did not receive compensation.

Prior to his death, Mr. Cipkowski does not receive any compensation for his services as a member of the Board of Directors, or his attendance at meetings of the Board of Directors during the year ended December 31, 2013.

Narrative to Director Compensation Table

Directors who are not employees (“Non-Employee Directors”) of the Company receive a fee of $2,500 per meeting for attending meetings of the Board of Directors in person and are reimbursed for out-of-pocket expenses incurred in attending such meetings. Four (4) regular in-person meetings of the Board of Directors were held during the year ended December 31, 2013.

The Non-Employee Directors agreed, and the Board of Directors therefore resolved, to waive all fees related to the attendance of Committee meetings of the Board of Directors and telephonic board meetings of the Board of Directors in the year ended December 31, 2013, however, Non-Employee Directors are reimbursed for any out of pocket expenses they may incur in attending telephonic meetings of the Board of Directors or meetings of the Committees of the Board of Directors.

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In addition, Non-Employee Directors agreed, and the Board of Directors therefore resolved, to reduce the Board Meeting attendance fee for the September 2013 meeting by 50%, and furthermore, Non-Employee Directors agreed, and the Board of Directors therefore resolved, to defer 50% of the payment for the Board Meeting attendance fee for the December 2013 meeting.

No member of the Board of Directors has a compensation arrangement that differs from those of other members of the Board of Directors.

Proposal No. 2

Ratification of Independent Registered Public Accounting Firm

On May 13, 2013, the Company engaged Liggett, Vogt & Webb, P.A. (“LVW”) as its independent registered public accounting firm for the year ending December 31, 2013. The decision to engage LVW was approved by the Audit Committee of the Board of Directors of the Company. Prior to LVW’s engagement, the Company did not consult with LVW and receive either written or oral advice from LVW that was an important factor considered by the Company in reaching a decision as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. In addition, the Company had not consulted with LVW concerning any matter that was the subject of a disagreement or a reportable event, each as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K. The Audit Committee selected LVW to continue to be the Company’s principal independent registered public accounting firm for the year ending December 31, 2014.

The Company is asking its shareholders to ratify the selection of LVW as its principal independent registered public accounting firm. Although ratification is not required by the Company’s By-laws or otherwise, the Company’s Board of Directors is submitting the Audit Committee’s selection of LVW to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different principal registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. If the appointment of LVW is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement.

Representatives of LVW are expected to attend the Annual Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from shareholders.

Former Independent Registered Public Accounting Firms

On October 24, 2012, the Company dismissed Sherb and Co, LLP (“Sherb”) as the Company’s independent registered public accounting firm. The dismissal of Sherb was approved by the Audit Committee of the Board of Directors of the Company. Sherb had been engaged to audit the Company’s financial statements for the year ended December 31, 2012, however, Sherb did not conduct an audit of the financial statements of the Company as of and for the year ended December 31, 2012 prior to its dismissal.

The Company filed a current report on Form 8-K regarding this matter on October 25, 2012, and it is incorporated herein by reference.

Audit Fees

The aggregate fees billed by LVW to the company for the year ended December 31, 2013 for the audit of financial statements and review of interim financial information included in the Company’s Form 10-Q’s, or for services that were normally provided by LVW in connection with statutory or regulatory filings or engagements was $45,000.

The aggregate fees billed by LVW to the company for the year ended December 31, 2012 for the audit of financial statements and review of interim financial information included in the Company’s Form 10-Q’s, or for services that were normally provided by LVW in connection with statutory or regulatory filings or engagements was $4,500.

The aggregate fees billed by Sherb to the Company for the year ended December 31, 2012 for the audit of financial statements or services that were normally provided by Sherb in connection with statutory or regulatory filings or engagements were $48,000.

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Audit Related Fees

There were no audit related fees billed by LVW to the Company in the years ended December 31, 2013 or December 31, 2012.

There were no audit related fees billed by Sherb to the Company in the year ended December 31, 2012.

Tax Fees

There were no aggregate fees billed by LVW to the Company for the years ended December 31, 2013 or December 31, 2012 for professional services related to tax compliance, tax advice, and tax planning.

The aggregate fees billed by Sherb to the Company for the year ended December 31, 2012 for professional services related to tax compliance, tax advice and tax planning were $5,000.

All Other Fees

There were no other fees billed by LVW to the Company for the years ended December 31, 2013 or December 31, 2012.

There were no other fees billed by Sherb to the Company for the year ended December 31, 2012.

There were no other fees billed by LVW or Sherb for services rendered to the Company other than the services described herein and the Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants.

Pursuant to SEC Rule 210.2-01I(7)(i), the Company’s Audit Committee approved the engagement of LVW prior to LVW rendering audit or non-audit services. 100% of the services performed by LVW were also approved. The Company’s Audit Committee also approved the prior engagement of Sherb prior to Sherb rendering audit or non-audit services. 100% of the services performed by Sherb were also so approved.

The Board of Directors unanimously recommends a vote “FOR” the ratification of our independent registered public accounting firm for the year ending December 31, 2014.

EXECUTIVES

Executive Officer

As of April 25, 2014, our sole executive officer is Melissa A. Waterhouse. Although Mr. Jaskiewicz serves as the President of the corporation, he is not in charge of any principal business unit, division or function within the company, and he does not perform any policy making function. Ms. Waterhouse has been our interim Chief Executive Officer and Chief Financial Officer since October 2013. Stan Cipkowski was our Chief Executive Officer and Chief Financial Officer until October 30, 2013.

Melissa A. Waterhouse, age 43, joined us in 1997. Since that time she has held various management positions in Investor Relations, Marketing, Public Relations and Corporate Compliance. She served as our Corporate Secretary from September 2003 until her interim appointment as Chief Executive Officer and Chief Financial Officer in October 2013.

Additional Senior Management

In addition to Ms. Waterhouse, the following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of additional senior management and consultants.

Name	Age	Position(s) held	Since
Todd Bailey	43	Sales & Marketing/National Accounts	2001
Douglas Casterlin	66	Vice President, Operations	2012

Todd Bailey joined us in April 2001 as a Director of Business Development and subsequently was promoted to Director of National Accounts. In September 2003, he was appointed Vice President of Sales & Marketing and he currently serves as a sales and marketing consultant. Prior to joining us, Mr. Bailey was Substance Abuse Account Manager for Roche Diagnostics Corporation where he was responsible for territory sales of point-of-collection tests for drugs of abuse to Fortune 500 manufacturers and state agencies.

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Douglas Casterlin re-joined us in July 2012 as our Vice President, Operations after resigning from the Company in March 2011. From April 2011 until July 2012, Casterlin performed certain consulting services for the Company under a Severance Agreement. From April 2008 until March 2011, Casterlin served as our EVP, Operations. From September 2004 until April 2008, Casterlin was employed by Beacon Group SW, Inc. as its Vice President, Business Operations. Mr. Casterlin has over 20 years experience in the field of manufacturing.

EXECUTIVE COMPENSATION

The following table sets forth for the years ended December 31, 2013 and December 31, 2012, the compensation paid by the Company to its principal executive officer (“PEO”), and the Company’s other executive officers in the years ended December 31, 2013 and December 31, 2012. When together Mr. Cipkowski and Ms. Waterhouse are referred to as the “Named Executive Officers”. There were no additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers of the Company at year end December 31, 2013.

SUMMARY COMPENSATION TABLE(1)
Name and principal position	Year Ended	Salary ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Stan Cipkowski
Chief Executive Officer (PEO)	12/31/13	$182,673	3)	$72,500	(4)	$24,760	(5)	$279,933
Chief Financial Officer, Treasurer(2)	12/31/12	$205,920	(3)	$45,000	(6)	$25,023	(4)	$275,943
Melissa A. Waterhouse
Interim Chief Executive Officer (PEO) Chief Financial Officer	12/31/13	$105,923	(7,8)	$31,500	(9)	$16,061	(10)	$153,484
	12/31/12	$100,000	(11)	$0		$7,968	(12)	$107,968

1)            There were no amounts paid to the named executive officers related to Bonuses, Stock Awards, Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings; therefore, these columns of the table have been omitted.

2)            Mr. Cipkowski served as Chief Executive Officer and Chief Financial Officer until October 30, 2013. On October 31, 2013, Mr. Cipkowski passed away.

3)            Pursuant to his employment agreement, Mr. Cipkowski’s annual salary for the years ended December 31, 2013 and December 31, 2012 was $205,920.

4)            On January 16, 2013, in connection with the Imperium Line of Credit, Mr. Cipkowski was awarded an option grant representing 500,000 common shares of the Company under our Fiscal 2001 Stock Option Plan (“2001 Option Plan”), at an exercise price of $0.15, the closing price of our common shares on January 16, 2013 (the “Cipkowski Imperium Stock Option”). The Cipkowski Imperium Stock Option originally vested over three (3) years in equal installments as follows: 165,000 common shares on January 16, 2014, 165,000 common shares on January 16, 2015 and 170,000 common shares on January 16, 2016, however upon Mr. Cipkowski’s death, all unvested option became immediately exercisable. The fair value of the Cipkowski Imperium Stock Option is $72,500 00 and was estimated using the Black-Scholes pricing model using the following weighted average assumptions: dividend yield of 0%; risk-free interest rate of 1.84; expected life of 10 years; and stock price volatility of 82%.

5)            Includes: car allowance of $8,333 and $13,873 for health insurance premiums. Also included is $2,553 for premiums, paid by the Company for Mr. Cipkowski’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company. This amount does not include any premium paid for key man insurance, as the key man insurance was not for the benefit of Mr. Cipkowski but for the benefit of the Company.

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6)            On April 20, 2012, in connection with the Medallion Line of Credit, Mr. Cipkowski was issued a stock option grant representing 250,000 common shares of the Company under the Company’s Fiscal 2001 stock option plan, at an exercise price of $0.18, the closing price of the Company’s common shares on the date of the grant. The option grant vests over three (3) years in equal installments. The aggregate grant fair value (computed in accordance with FASB ASC Topic 718) was $0.18, and the value of the options totaled $45,000. The fair value of the stock option grants was estimated utilizing the Black-Scholes option-pricing model, using the following weighted average assumptions: dividend yield of 0%; risk-free interest rate of 1.99; expected life of 10 years; and stock price volatility of 88%.

7)            Pursuant to her November 2013 employment agreement, Ms. Waterhouse’s salary from November 6, 2013 through December 31, 2013 was $100,000. Pursuant to her previous employment agreement from April 2012, Ms. Waterhouse’s salary from January 1, 2013 through November 6, 2013 was $100,000.

8)            Pursuant to a salary deferral program started in August 2013, $7,231 of Ms. Waterhouse’s salary was deferred and has not yet been paid. Ms. Waterhouse actually received $98,692 as payment of salary in the year ended December 31, 2013.

9)            On February 21, 2013, Ms. Waterhouse was issued a stock option grant to purchase 25,000 shares of common stock under our 2001 Option Plan at an exercise price of $0.26, the closing price of our common shares on February 21, 2013. The grant vested 100% on the one-year anniversary of the date of the grant, or on February 21, 2014. The fair value of the grant was $3,500 and was estimated using the Black-Scholes pricing model using the following weighted average assumptions: dividend yield of 0%; risk-free interest rate of 1.99; expected life of 10 years; and stock price volatility of 82%.

On June 25, 2013, Ms. Waterhouse was issued a stock option grant to purchase 200,000 shares of our common stock under our 2001 Option Plan at an exercise price of $0.14, the closing price of our common shares on June 25, 2013. The grant vests over 36 months as follows: 66,000 common shares on June 25, 2014; 66,000 common shares on June 25, 2015 and 68,000 common shares on June 20, 2016. The fair value of the grant was $28,000 and was estimated using the Black-Scholes pricing model using the following weighted average assumptions: dividend yield of 0%; risk-free interest rate of 2.60; expected life of 10 years; and stock price volatility of 74%.

10)            Includes $15,158 for health insurance premiums. Also included is $903 for premiums, paid by the Company for Ms. Waterhouse’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

11)            Pursuant to her employment agreement, Ms. Waterhouse’s salary for the year ended December 31, 2012 was $100,000.

12)            Includes $7,064 for health insurance premiums. Also included is $904 for premiums, paid by the Company for Ms. Waterhouse’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

Narrative Disclosure Related to Summary Compensation

Stan Cipkowski, (former) Chief Executive Officer (PEO)/Chief Financial Officer/Treasurer

Stan Cipkowski entered into an employment agreement with the Company on April 19, 2007 for a one-year term. The employment agreement automatically renewed unless sixty (60) days advance written notice is given by either side, and provided for an annual base salary of $205,920 beginning January 1, 2007, a car allowance, health benefits and participation in any management bonus program adopted by the Company.

On January 16, 2013, in connection with executing a personal guarantee related to the Imperium Line of Credit, Mr. Cipkowski was awarded an option grant representing 500,000 common shares of the Company at an exercise price of $0.15. The grant originally vested over three (3) years, however upon Mr. Cipkowski’s death on October 31, 2013, all unvested option became immediately exercisable.

The Company was notified on October 20, 2013 that Mr. Cipkowski was unable to continue serving as the Company’s Chief Executive Officer and Chief Financial Officer for medical reasons. The Company was subsequently notified that Mr. Cipkowski passed away on October 31, 2013. Upon his death, Mr. Cipkowski’s employment agreement terminated.

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Melissa A. Waterhouse, Interim Chief Executive Officer (PEO)/Chief Financial Officer

Ms. Waterhouse entered into a new employment agreement with the Company on November 6, 2013 providing for an annual salary of $140,000, health and dental benefits and participation in any management bonus program adopted by the Company. Prior to the November 2013 agreement, Ms. Waterhouse’s former employment agreement was effective April 23, 2012, provided for an annual salary of $100,000, health and dental benefits and participation in any management bonus program adopted by the Company.

Ms. Waterhouse’s employment agreement has severance and change in control provisions. Under the agreement, termination from the Company for any reason other than cause results in severance being paid to Ms. Waterhouse. Such severance equals twelve (12) months of Ms. Waterhouse’s base salary at the time of separation, with continuation of all medical benefits during the twelve-month period at the Company’s expense. Additionally, under the employment agreement, Ms. Waterhouse may resign their position and elect to exercise the severance provision at her option under the following circumstances:

1) If she is required to relocate by the Company or its Board of Directors more than 50 miles from the Company’s New York corporate facility as a condition of continued employment; or

2) If there is a substantial change in the responsibilities normally assumed by a Chief Executive Officer or Chief Financial Officer at the direction of the Board of Directors.

In addition, the Company provides Ms. Waterhouse with the same benefits offered to other employees, including long-term disability and life insurance, at the Company’s expense. Ms. Waterhouse’s employment agreement also contains change in control provisions which gives Ms. Waterhouse the option to resign and receive a lump sum severance payment equal to two (2) times her annual base salary at the time of the change in control, which option must be exercised within ten (10) days following the change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of the Named Executive Officers at year-end December 31, 2013:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Stan Cipkowski	338,500		0		$1.08	06/30/14
(former) Chief Executive Officer (PEO)	500,000		0		$0.20	11/01/14	(2)
Chief Financial Officer	250,000		0	(3)	$0.18	11/01/14	(4)
Treasurer	500,000	(5)	0	(3)	$0.15	11/01/14	(6)
Melissa A. Waterhouse	10,000		0		$1.74	01/05/14
Interim Chief Executive Officer (PEO), Chief Financial Officer	2,500		0		$1.14	05/13/14
	20,000		0		$1.09	02/02/15
	10,000		0		$0.85	06/07/15
	25,000		0		$0.09	12/31/20
	0		25,000	(7)	$0.26	02/21/23
	0		200,000	(8)	$0.14	06/25/23

1)                 No Stock Awards were outstanding for any of the Named Executive Officers in the year ended December 31, 2013, and therefore the Stock Awards portion of the table has been omitted. Furthermore, because there were no Equity Incentive Plan Awards outstanding for the Named Executive Officers, this column was omitted as well.

2)                 The original expiration date of this grant was July 1, 2019, however, pursuant to the terms of the stock option grant, the options may only be exercised within one year of Mr. Cipkowski’s death, or through October 31, 2014.

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3)                 The original vesting period of this grant was 3 years, however, it became 100% exercisable on the date of Mr. Cipkowski’s death, or on October 31, 2013.

4)                 The original expiration date of this grant was April 22, 2022, however, pursuant to the terms of the stock option grant, the options may only be exercised within one year of Mr. Cipkowski’s death, or through October 31, 2014.

5)                 On January 16, 2013 (in connection with executing a personal guarantee related to the Imperium Line of Credit), Mr. Cipkowski was awarded an option grant representing 500,000 common shares of the Company at an exercise price of $0.15.

6)                 The original expiration date of this grant was January 16, 2023, however, pursuant to the terms of the stock option grant, the options may only be exercised within one year of Mr. Cipkowski’s death, or through October 31, 2014.

7)                 On February 21, 2013, Ms. Waterhouse was issued a stock option grant to purchase 25,000 shares of common stock at an exercise price of $0.26. The grant vested 100% on the one-year anniversary of the date of the grant, or on February 21, 2014.

8)                 On June 25, 2013, Ms. Waterhouse was issued a stock option grant to purchase 200,000 shares of our common stock at an exercise price of $0.14. The grant vests over 36 months as follows: 66,000 common shares on June 25, 2014; 66,000 common shares on June 25, 2015 and 68,000 common shares on June 20, 2016.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Edmund M. Jaskiewicz

During the years ended December 31, 2013 and December 31, 2012 and December 31, 2011, the Company paid an aggregate of $5,000 and $10,000, respectively, to Mr. Jaskiewicz in consideration of his services as patent and trademark counsel to the Company, services as a member of our Board of Directors, and for reimbursement of expenses related to same. At December 31, 2013, there were invoices totaling $32,000 payable to Mr. Jaskiewicz.

As a condition to the Rosenthal Line of Credit closing, in June 2009, Mr. Jaskiewicz was required to execute a Subordination Agreement related to $124,000 owed to Mr. Jaskiewicz by the Company (“Jaskiewicz Debt”). Under the Subordination Agreement, the Jaskiewicz Debt was not payable, was junior in right to the Rosenthal Line of Credit and no payment could be accepted or retained by Jaskiewicz unless and until the Company had paid and satisfied in full any obligations to Rosenthal. Furthermore, the Jaskiewicz Debt was assigned and transferred to Rosenthal as collateral for the Rosenthal Line of Credit.

As compensation for his execution of the Subordination Agreement for the Rosenthal Line of Credit, on July 1, 2009, July 1, 2010 and July 1, 2011, Mr. Jaskiewicz was awarded an option grant representing 50,000 common shares each year for a total of 150,000 common shares of the Company under the Company’s 2001 Plan, at an exercise price of $0.20, $0.07 and $0.13 respectively. The exercise price represented the closing price of the Company’s common shares on the date of the grant. All option grants were 100% exercisable on the date of the grant.

The Rosenthal Line of Credit was refinanced in April 2012 with Medallion. As a condition to the Medallion Line of Credit, Mr. Jaskiewicz was required to execute another Subordination Agreement related to the Jaskiewicz Debt. Under the Subordination Agreement for the Medallion Line of Credit, the Jaskiewicz Debt was not payable, was junior in right to the Medallion Line of Credit and no payment could be accepted or retained by Mr. Jaskiewicz for the Jaskiewicz Debt unless and until we have paid and satisfied in full any obligations due under the Medallion Line of Credit. As compensation for his execution of the Subordination Agreement, on April 20, 2012 Mr. Jaskiewicz was awarded an option grant representing 150,000 common shares of the Company under the Company’s Fiscal 2001 stock option plan, at an exercise price of $0.18, the closing price of the Company’s common shares on April 20, 2012. The option grant vests over three (3) years in installments as follows: 33% (49,500 common shares) on April 20, 2013, 33% (49,500 common shares) on April 20, 2014 and 34% (51,000 common shares) on April 20, 2015.

Stan Cipkowski

As a closing condition to the Rosenthal Line of Credit, in July 2009, Mr. Cipkowski was required to execute a Validity Guarantee (as previously disclosed earlier in this document). As compensation for his execution of the Validity Guarantee, on July 1, 2009, Mr. Cipkowski was awarded an option grant representing 500,000 common shares of the Company under the Company’s Fiscal 2001 Stock Option Plan, at an exercise price of $0.20, the closing price of the Company’s common shares on the date of the grant. The option grant vested over three (3) years in equal installments. As of the date of this Proxy Statement, 100% of this option grant has vested.

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The Rosenthal Line of Credit was refinanced in April 2012 with Medallion. As a condition to the Medallion Line of Credit, Mr. Cipkowski was required to execute another Validity Guarantee. As compensation for this execution, on April 20, 2012, Mr. Cipkowski was issued a stock option grant representing 250,000 common shares of the Company under the Company’s Fiscal 2001 stock option plan, at an exercise price of $0.18, the closing price of the Company’s common shares on the date of the grant. The option grants vest over three (3) years in equal installments. 0% of the option grant was vested as of the year ended December 31, 2012.

The Medallion Line of Credit was refinanced in January 2013 with Imperium. As a condition to the Imperium Line of Credit, Mr. Cipkowski was required to execute a personal guarantee. As compensation for his execution of theGuarantee, on January 16, 2013, Mr. Cipkowski was awarded an option grant representing 500,000 common shares of the Company under the Company’s Fiscal 2001 Stock Option Plan, at an exercise price of $0.15. The option grant was to vest over three (3) years in equal installments.

Upon Mr. Cipkowski’s death on October 31, 2013, all unvested options became immediately exercisable.

ALEC CIPKOWSKI

During Fiscal 2013, the Company paid an aggregate of $52,000, and in Fiscal 2012, the Company paid an aggregate of $60,000 to Alec Cipkowski. In August 2013, the Company reduced his compensation by 20%, or to $48,000 on an annualized basis. Alec Cipkowski is the son of the Company’s former Chief Executive Officer, Stan Cipkowski. Alec Cipkowski performs information technology services for the Company updating and maintaining the Company website as well as supporting the Rapid Reader products that are currently being used by customers. He receives normal employee benefits in accordance with the Company’s standard policies. Due to the timing of pay periods, at December 31, 2013 the Company owed Alec Cipkowski approximately $1,000, however, this amount was subsequently paid in the first regularly scheduled payroll in the year ending December 31, 2014.

General

The Company, through its Board of Directors, attempts to review all related party transactions to ensure fairness to the Company and proper disclosure under SEC rules. Additionally, the Board of Directors conducts annual reviews of each director to determine such director’s independence. We also require our executive officers and directors to complete a questionnaire that is intended to identify transactions or potential transactions that require disclosure under SEC rules or create a potential conflict of interest. Furthermore, our Code of Ethics contains provisions related to actual or apparent conflicts of interest between personal and professional relationships. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com as noted under “Code of Ethics”.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 21, 2014 there were 23,168,155 common shares outstanding of which 23,168,155 common shares are entitled to vote at the Annual Meeting. The following table sets forth, as of April 21, 2014, the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director, (iii) each of the Named Executive Officers, (iv) all directors and executive officers of the Company as a group, and (v) each shareholder, known to management of the Company, to beneficially own more than five percent (5%) of the outstanding common shares.

The number and percentage of shares beneficially owned is determined under the rules of the United States Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after April 21, 2014 through the exercise of any stock option, exchange of exchangeable shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. Unless otherwise noted, the address of each person is c/o American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106.

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Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership *		Percent of Class
Common	Stan Cipkowski	3,081,500	(1)	12.45%
Common	Edmund M. Jaskiewicz	2,317,155	(2)	9.83%
Common	Richard P. Koskey	103,000	(3)	**
Common	Melissa A. Waterhouse	92,500	(4)	**
Common	Carl A. Florio	61,830	(5)	**
Common	Jean Neff	0		0%
Common	Directors and Executive Officers as a group (8 persons)	5,655,985	(6)	22.28%
Common	MP Biomedicals LLC	4,265,873	(7)	18.41%

*             Unless otherwise noted, the number of shares noted for each individual is based upon information obtained from their Section 16(a) or Rule 13d filings with the SEC.

**	Less than one percent (1%).

(1)	Includes 1,588,500 common shares subject to stock options exercisable within 60 days of April 21, 2014.

(2)	Includes 400,500 common shares subject to stock options exercisable within 60 days of April 21, 2014.

(3)	Includes 83,000 common shares subject to stock options exercisable within 60 days of April 21, 2014.

(4)	Includes 92,500 common shares subject to stock options exercisable within 60 days of April 21, 2014.

(5)	Includes 49,830 common shares subject to stock options exercisable within 60 days of April 21, 2014.

(6)	Includes an aggregate of 2,214,330 common shares subject to stock options exercisable within 60 days of April 21, 2014.

(7)             Information based on the last Section 16(a) filing made by MP Biomedicals LLC on March 14, 2013. The address for MP Biomedical LLC is 3 Hutton Centre Drive, Suite 100, Santa Ana, California 92707.

CORPORATE GOVERNANCE

General Information related to the Board of Directors & Attendance at Meetings

The Board of Directors oversees our business and monitors the performance of our management. The Board of Directors does not involve itself in the day-to-day operations of the Company. Our executive officer and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are currently held on a quarterly basis. Special meetings may be held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Our directors also discuss business and other matters with our key executives and our principal external advisors (legal counsel, independent auditors, and other consultants) when necessary.

The Board of Directors held four (4) regular meetings and two (2) special meetings during the year ended December 31, 2013. Each director attended at least 75% of the meetings of the Board of Directors, with the exception of Ms. Neff, who attended 66% of the meetings of the Board of Directors in the year ended December 31, 2013.

Directors are expected to prepare themselves for and attend all meetings of the Board of Directors, Annual Meetings of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All members of our Board of Directors attended our Annual Meeting of Shareholders held in June 2013.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

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The positions of Chairman of the Board and Chief Executive Officer are held by different individuals; Melissa Waterhouse serves as our interim Chief Executive Officer, and Edmund Jaskiewicz serves as our President and Chairman of the Board. The Board of Directors believes this structure is appropriate for the Company because it provides the Board of Directors with capable leadership and allows the Chief Executive Officer to focus on the day-to-day business of running the Company while the Chairman leads the Board of Directors. While the Board of Directors does not have an independent lead director, the independent directors meet in executive sessions in connection with regular meetings of the Board of Directors.

Role in Risk Oversight

The role of our Board of Directors in our Company’s risk oversight process includes receiving regular reports from management on areas of material risk to our Company, including operational, financial, legal and regulatory, and strategic risks. The full Board of Directors (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the member of management responsible for the function from which the risk arises so that it can understand and assess the Company’s ongoing risk identification, risk management and risk mitigation strategies. When a committee receives a report regarding a previously unidentified risk, the chairman of the relevant committee reports on the discussion to the full Board of Directors. This enables the Board of Directors and its committees to coordinate the risk oversight role and consult with management about implementation of appropriate risk management and mitigation measures. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions, and regular periodic reports from the Company’s independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting.

Independent Directors

Our common stock is quoted on the OTCQB marketplace. OTCQB is the venture stage marketplace for companies that are current in their reporting with SEC. OTC Markets Group does not have requirements related to director independence; therefore, the Company uses the NASDAQ’s listing standards and SEC rules and regulations to determine the independence of our directors. For a director to be independent under NASDAQ listing standards, the director must be a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under NASDAQ’s listing standards, a “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. The following persons cannot be considered independent:

•	a director who is, or at any time during the past three (3) years was, employed by the Company;
•	a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the determination of independence, other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a Family Member who is an employee (other than an executive officer) of the Company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation.

In addition to the requirements stated above, audit committee members are also subject to additional, more stringent independence requirements under NASDAQ listing standards and SEC rules, which disqualify:

•	a director who is a Family Member of an individual who is, or at any time during the past three (3) years was, employed by the Company as an executive officer;
•	a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three (3) fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

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•	a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three (3) years any of the executive officers of the Company serve on the compensation committee of such other entity; or
•	a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three (3) years.

Furthermore, in addition to the independence requirements discussed above, independent Audit Committee members may not, other than in their capacity as a member of the Audit Committee, the Board of Directors or any other board committee:

•	accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company other than for services as a board member; or
•	be an affiliated person of the Company.

The Board of Directors has determined that Richard P. Koskey, Carl A. Florio and Jean Neff, a majority of the Board of Directors, are independent directors under NASDAQ’s listing standards.

In accordance with NASDAQ’s listing standards, independent directors meet in executive session when required in conjunction with regularly scheduled meetings of the Board of Directors, outside of the presence of non-independent directors.

Code Of Ethics

The Company has adopted a Code of Ethics that applies to all employees, including but not limited to the principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. The Board of Directors will review the Code of Ethics on a regular basis and propose or adopt additions or amendments to the Code of Ethics as appropriate. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy of the Code of Ethics may also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attention: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

Committees of the Board of Directors

The Board of Directors of the Company has established the following committees:

Nominating Committee

The Nominating Committee currently consists of three (3) members, all of whom the Board has determined are independent as defined by NASDAQ listing requirements and SEC rules and regulations. During the year ended December 31, 2013, the Nominating Committee consisted of directors Carl A. Florio, Richard P. Koskey and Jean Neff. Mr. Florio serves as the Chairman of this Committee.

The Nominating Committee is governed by a charter it has adopted. A copy of the Nominating Committee charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Nominating Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

The purpose of the Nominating Committee is to review, and make recommendations related to, qualified candidates for election to the Board of Directors. In carrying out these functions, the Nominating Committee considers a candidate’s mix of skills, experience, character, commitment and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. Each candidate should be prepared to participate fully in activities of the Board of Directors, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the Nominating Committee’s judgment, interfere with or limit such candidate’s ability to do so.

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Additionally, in determining whether to recommend a director for re-election, the Nominating Committee considers the director’s record of attendance at Board of Directors and Committee meetings and participation in and contributions to the activities of the Board of Directors. The Nominating Committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board of Directors. The Nominating Committee does, however, believe it appropriate for at least one (1) member of the Board to meet the criteria for an “Audit Committee Financial Expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” within the meaning of applicable NASDAQ listing standards, even though such criteria may not be required by OTC Markets Group.

The Nominating Committee’s methods for identifying candidates for election to the Board of Directors (other than those proposed by the Company’s shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources, including: members of the Board of Directors, the Company’s executives, individuals personally known to the members of the Board of Directors and other research. The Nominating Committee also has authority to select and compensate a third-party search firm to help identify candidates, if it deems it advisable to do so.

The Nominating Committee will consider nominees recommended by its shareholders. Shareholders may submit nominations to the Nominating Committee in care of Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106. To be timely for consideration at our next Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s nomination notice at the Company’s principal executive offices, at the address set forth above, no later than December 26, 2014. The Nominating Committee will consider all candidates identified through the processes described above, whether identified by the committee or by a shareholder, and will evaluate each of them on the same basis. There have not been any material changes to the procedures by which shareholders may recommend nominees to the Company’s board of directors since our last disclosure related to this issue.

The Nominating Committee met one time in the year ended December 31, 2013 and the slate of Directors was determined upon the recommendation of the Board’s non-management directors (other than the non-management directors that are nominees standing for re-election) and the Chief Executive Officer. Two of the three members of the Nominating Committee attended this meeting (Jean Neff was unable to attend the meeting).

Audit Committee

OTC Markets Group does not have requirements related to audit committee composition or audit committee charters. However, as of the date of this report, the Company’s Audit Committee is comprised of three (3) members, all of whom the Board has determined are independent directors, (as independence is defined in NASDAQ Rule 5605(a)(2) of the NASDAQ listing standards, as applicable). During the year ended December 31, 2013, the Audit Committee consisted of directors Richard P. Koskey, Carl A. Florio and Jean Neff. Mr. Koskey serves as the Chairman of this Committee.

The Board of Directors has adopted an Audit Committee charter. A copy of the Audit Committee Charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Audit Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company’s independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee formally met five (5) times and informally met several times in the year ended December 31, 2013. The Audit Committee charter requires four (4) Audit Committee meetings per year. In the year ended December 31, 2013, Mr. Koskey and Mr. Florio attended 100% of the formal meetings and Jean Neff attended 50% of the formal meetings.

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Audit Committee Financial Expert

At least one (1) member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The individual must have an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues comparable to those issues raised by the Company’s financial statements, an understanding of internal control over financial reporting, and an understanding of audit committee functions. Such attributes would be acquired through education and experience as a principal accounting or financial officer, controller, public accountant or auditor or experience actively supervising such positions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements. The Board has determined that independent board members Messrs. Koskey and Florio both meet these requirements.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Company’s Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent registered public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles upon completion of their audit.

In this context, the Audit Committee reviewed and discussed with management and the independent public accountants the Company’s audited financial statements for the year ended December 31, 2013 (the “Audited Financial Statements”). The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accountant the independent registered public accountant’s independence.

Based on reviews and discussions with the independent registered public accountants, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent public accountants on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

The Audit Committee

Richard P. Koskey, Chairman

Carl A. Florio

Jean Neff

Compensation and Option Committees

The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, and reviews and advises management regarding benefits and other terms and conditions of compensation of management. The Company’s Option Committee is a sub-committee of the Compensation Committee and administers the Company's stock option plans. The Compensation Committee does not have a charter. The Compensation and Option Committees met formally one (1) time, and several times informally throughout the year ended December 31, 2013.All members attended the formal meeting.

During the year ended December 31, 2013, the Compensation and Option Committees were comprised of board members Jean Neff, Richard P. Koskey and Carl A. Florio, all of whom the Board has determined are independent, as defined by NASDAQ listing standards and SEC rules and regulations. Ms. Neff serves as the Chair of this Committee.

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Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2013, the Compensation Committee was comprised of Jean Neff, Richard P. Koskey and Carl A. Florio; none of these individuals served as an officer or employee of the Company or had any relationship requiring disclosure by the Company. None of these individuals are a former officer of the Company.

Compensation Committee Report

The compensation of the Company’s executive officers, including the chief executive officer, is recommended for determination to the Board of Directors by the Compensation Committee. In addition to recommending executives’ salaries and bonus arrangements, the Compensation Committee recommends policies and guidelines for the determination of other benefits by the Board of Directors.

General. Compensation of the Company’s executive officers is intended to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executive officers that appropriately rewards the individual executive officer’s contribution to corporate performance. Compensation is determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. In establishing base salaries, the Committee also assesses subjective qualitative factors to discern a particular executive officer’s relative value to the corporate enterprise. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executive officers in doing so. The Committee focuses on two primary components of the Company’s executive officer compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and bonus program based upon profitability of the Company.

Cash Compensation. Executive officers’ base salaries are determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. In accordance with these criteria, the salary of both the former and interim Chief Executive Officer/Chief Financial Officers were established in their employment agreements. The employment agreement of the interim Chief Executive Officer/Chief Financial Officer was filed an exhibit to the Current Report on Form 8-K filed with the SEC on November 11, 2013. The employment agreement of the former Chief Executive Officer/Chief Financial Officer was filed as an exhibit to the Company’s Form 10-QSB filed with the SEC on August 13, 2007 and the subsequent amendment to his employment agreement was filed as an exhibit to the Company’s Form 10-Q filed with the SEC on November 13, 2009.

Bonus Programs. The Company does not currently have any bonus programs in place. In the past, the Company has implemented bonus programs in which executive officers, senior management and certain mid-level managers were eligible to participate. There have not been bonuses paid to anyone in the Company under any bonus plans, including the named executive officers, since the year ended December 31, 2003. The Company continues to evaluate additional bonus programs to compensate its executive officers, senior management and mid-level managers. Any future bonus programs are expected to be based upon the Company’s sales and profitability and/or the market value of the Company’s securities. The Company may also adopt other ad hoc bonus programs as appropriate to provide incentives for particular officers or management employees to meet specific goals.

Stock Options. In the past, the Company has utilized stock options as a form of long-term incentive compensation. Beginning in the year ended December 31, 2005, the Company changed its policies related to grants of stock options and in the future does not plan to widely issue stock options to its employees, officers or directors, but will reserve the issuance of stock options for special circumstances.

In reviewing and approving the Chief Executive Officer’s compensation for the year ended December 31, 2013, the Board did not retain a compensation consultant. The Board of Directors considered the same criteria detailed herein with respect to executive officers in general and determined Ms. Waterhouse’s compensation.

The Compensation Committee
Jean Neff, Chair
Richard P. Koskey
Carl A. Florio

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Communications with Directors and Committees

Shareholders may communicate with members of the Company’s Board of Directors and its Committees by writing to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attn: Corporate Secretary. The Corporate Secretary will disseminate the communication(s) to the appropriate individual(s).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (a listing of which can be found in the table above), to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company as of the date of this report, all executive officers, directors and greater than ten percent (10%) beneficial holders complied with all Section 16(a) requirements during the year ended December 31, 2013.

Other Matters

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Melissa A. Waterhouse
Interim Chief Executive Officer
Interim Chief Financial Officer

April 25, 2014

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PROXY

ANNUAL MEETING OF SHAREHOLDERS

For the Year Ended December 31, 2013

AMERICAN BIO MEDICA CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated April 25, 2014, of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Edmund M. Jaskiewicz and Melissa A. Waterhouse, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on April 21, 2014, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Thursday, June 19, 2014 at the Company’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1.             The election of the two (2) nominees listed in the Proxy Statement for the Annual Meeting, as a director to serve the term indicated in the Proxy Statement commencing with the ensuing year and until their successor(s) shall be elected and duly qualified.

If you wish your votes to be case for the two (2) nominees listed below, place an “X” in this box ☐

If you wish to withhold your votes for each of the two (s) nominees listed below, place an “X” in this box ☐

If you do not wish to vote for all of the nominees, line out the name(s) of the person(s) for whom you do not wish to vote

DIRECTOR:

EDMUND M. JASKIEWICZ

JEAN NEFF

2.             To ratify the selection by the Company’s Audit Committee of Liggett, Vogt, & Webb P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

THIS PROXY CONFERS AUTHORITY TO VOTE FOR THE NOMINEES LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAME OF THE PERSON IS LINED OUT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Date:
Name:
Beneficial Shareholder (Please Print)
Address:

Signature(s)

(All Shareholders must sign)

NUMBER OF SHAREHOLDERS VOTING _________________________

1

DATE:

IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.

(This must be completed if applicable)

Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.

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